Exhibit 10(bg)

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
   20 Ketchum Street, Westport, CT 06880 o Tel 203-226-4447, Fax 203-226-4338,
                               www.nctgroupinc.com




                                                November 14, 2001

Libra Finance S.A.
c/o Essex House - Suite 2701
160 Central Park South
New York, NY  10019
Attn:  Arie Rabinowitz

                   Re:   October 26, 2000 Warrant

Dear Arie:

Reference is made to the Warrant, dated October 26, 2000 (the "Warrant"), of NCT Group, Inc., a Delaware corporation (the "Company"), pursuant to which Libra Finance S.A. (the "Holder") is granted the right, subject to terms and conditions of the Warrant, to purchase up to 10,000,000 shares (the "Warrant Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company. As of the date hereof, the Warrant remains unexercised as to 5,000,000 Warrant Shares.

As to the 5,000,000 Warrant Shares for which the Warrant remains unexercised, the Company hereby reduces the Exercise Price (as defined in the Warrant) from $.32 to $.08.

                                       Very truly yours,

                                       NCT GROUP, INC.


                                       By: /s/MICHAEL J. PARRELLA
                                           -------------------------------------
                                              Michael J. Parrella
                                              Chairman & Chief Executive Officer